SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Loomis Sayles Funds I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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In addition to viewing your materials online by clicking the links on the left, you may request to receive your materials through paper or email delivery.

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2)	Vote your Proxy now

You may vote your shares online via a secure website. Certain credentials are required before you will be allowed to vote.

These can be found on the notice you received in the mail.

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Please have your proxy card available before voting. You will need your control number and social security number or taxpayer identification number.

Control number (13 digits):

Enter the last 4 digits of the U.S. social security number (SSN) or the U.S. taxpayer identification number (TIN) for this account*

xxx-xx-

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Process Request

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Shareholder Registration here

NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST IV, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, HANSBERGER INTERNATIONAL SERIES AND GATEWAY TRUST

(THE “TRUSTS”)

SPECIAL MEETING OF SHAREHOLDERS

MARCH 18, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Coleen Dinneen, Michael Kardok and Russell Kane, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the referenced fund (the “Fund”) held of record by the undersigned on December 21, 2012 at the Special Meeting (the “Meeting”) of Shareholders of the Trusts to be held on March 18, 2013, at 2:00 p.m., Eastern time, at 399 Boylston St, 10th Floor, Boston, Massachusetts 02116 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trusts covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

The Board of Trustees recommends a vote “FOR” all Nominees

Check this box to cast your vote in accordance with the recommendations of the Board of Trustees: _

The Board of Trustees recommends a vote “FOR” all Nominees

1.	Election of Trustees

_ For All

_ Withhold From All

_ For All Except

_ Charles D. Baker    _ Edmond J. English

_ David L. Giunta      _ Martin T. Meehan

To cast your vote please press “Submit Your Vote” button below.

Submit Your Vote

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FAQ

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Frequently Asked Questions:

Where can I locate my Control number? The Control Number is the 13 digit number located in the box with the arrow.

Why do I need to enter the last four digits of my SSN or Taxpayer ID Number? The last four digits of the SSN or Taxpayer ID are used to securely authenticate the shareholder.

If I vote now, can I change my vote later? Yes, you may change your vote at anytime prior to the cutoff time for voting online.

What does “Vote Another Proxy” mean? A shareholder may have multiple accounts which are represented by different control numbers on separate proxy cards or Notices. The shareholder can vote each proxy separately by clicking on this button.

Where can I find directions on how to attend the meeting? Directions on how to attend the meeting should be located on your Proxy card, Notice and/or the Proxy Statement.

My Vote Summary does not properly reflect my selection, what should I do? Vote again by choosing the “Change Vote” button and resubmit your vote.

How can I print a summary of my vote selection? You may print the vote summary by clicking on the “Print Summary” link in the upper right corner of the vote summary page.

How do I vote shares that are not held in this account? You may vote multiple proxy cards by clicking on “Vote Another Proxy.”

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Terms and Considerations

IMPORTANT CONSIDERATIONS

Accessing your Proxy Meeting materials online, such as annual reports, proxy statements and cards, requires that you have access to the Internet, which may result in charges to you from your Internet Service Provider and/or telephone companies.

Note: The following paragraphs apply only if you are asked to provide consent to electronic delivery of future proxy materials; if you use this site only to vote, you are not providing such consent.

If you provide consent, your consent will be effective for accessing all future Proxy Meeting materials, and will continue in effect unless it is canceled by you.

By consenting to electronic delivery and for as long as your consent remains effective, you are agreeing to receive your notice of proxy meeting, statement and card online and you waive delivery of any other notice of proxy meeting. You are also agreeing that the online notice of the Proxy Meeting is equivalent to the personal delivery of written notice of the meeting. You may always cancel your consent or specifically request that a copy of this material be mailed to you.

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Privacy Statement

DST Output collects information from visitors who access the various parts of our Web site. We do not share this information with third parties. However, we may disclose personal information collected if we have received your permission beforehand or in very special circumstances, such as when we believe that law requires such disclosure. We do not use information gathered in any marketing or sales promotions.

We want you to understand our commitment to personal privacy and our use of information. For this reason, we have prepared this privacy policy. DST Output reserves the right to make changes to this policy and to our related procedures at any time. As we make changes to our policy, we will update this Web page.

We preserve the content of your e-mail, your e-mail address, and our response so that we may better serve you. Depending on the content of your e-mail, we may be required by existing laws and regulations to keep this information.

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Authentication Messages 1

Welcome to the telephone voting system.

Please have your proxy card available before voting.

Please enter your 13 digit control number located in the box in the upper right hand corner of the proxy card, followed by the pound key.

One moment please while we verify your control number.

Authentication Messages 2

Please enter the last four digits of your Social Security Number or TIN, followed by the pound key.

One moment please, while we determine your voting eligibility

R—With the Board/Discretionary Vote Prompt

To vote as the board recommends on all proposals. To answer Yes, press 1. To answer No, press 2.

D—Board Election Proposal

Item 1

Nominee 1

Nominee 2

Nominee 3

Nominee 4

[Global Message/Prompt]To vote for all nominees, press 1, to withhold for all nominees, press 2, to withhold for individual nominees, press 3.

If 3—When you hear the nominee you want to withhold from, press 1.

C—Playback

(Played if caller selects option 1 at the Board prompt to vote with the board.)

[Global Message]—You have voted in the manner recommended by the board of directors.

(Played if caller selects option 2 at the Board prompt to vote proposals individually. Message is followed by the list of proposals and the vote cast.)

[Global Message]—You have cast your vote as follows:

Summary Messages

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another registration or change your vote press 1, otherwise press 2.

Thank you for voting, Goodbye.

Subject: Your Natixis Funds, Loomis Sayles Funds and Hansberger Funds Proxy Materials are Available

Message:

A special meeting of shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series (“the Funds”) has been scheduled for Monday, March 18, 2013. Each fund family is served by a common Board of Trustees.

You have consented to receive your proxy materials over the Internet. This e-mail provides information you will need to view the proxy statement online and to vote. We appreciate your prompt attention to this important matter.

You can read the proxy statement and enter your voting instructions at the following Internet site: http://www.eproxyvote.com/natixis

(If your E-mail software supports it, simply click on the link)

To view the proxy statement online you may need Adobe Acrobat Reader, which is available at the following Internet site: http://www.adobe.com/products/acrobat/readstep2.html

To enter the http://www.eproxyvote.com/natixis voting site, you will need the control number(s) below, as well as the last four digits of your Social Security Number or U.S. Tax Identification Number. If you have multiple accounts, you may vote them all with the following control number, or you may provide voting instructions for each account separately.

Note that there is no charge for you to vote via this service, though you may incur costs associated with electronic/Internet access, such as usage fees.

RE: Natixis Funds, Loomis Sayles Funds and Hansberger Funds Proxy Material

We recently attempted to notify you via email regarding the availability of proxy materials for the Special Meeting of Shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series (the “Funds”) to be held on March 18, 2013. Unfortunately, the email notice we sent to you was returned to us as undeliverable.

To view the proxy materials, cast your vote, and update your email address, please visit the following website:

www.eproxyvote.com/natixis

In order to cast your vote, you will need to enter the 13 digit number located on the enclosed proxy ballot. Please remember to update your email address during the voting process to ensure that you receive future notices.

Sincerely,

Natixis Funds

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 18, 2013.

Meeting Information
NATIXIS FUNDS	Meeting Type: Special Meeting
LOOMIS SAYLES FUNDS	For holders as of: December 21, 2012
HANSBERGER INTERNATIONAL SERIES	Date: March 18, 2013	Time: 2:00 PM EST
Location: NGAM Advisors, L.P.
399 Boylston Street
Boston, MA

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:      1-800-579-1639

3) BY E-MAIL*:               sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 5, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Trustees recommends you vote FOR the following:

1.      Election of Trustees:

01)     Charles D. Baker

02)     Edmond J. English

03)     David L. Giunta

04)     Martin T. Meehan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

HANSBERGER INTERNATIONAL VALUE FUND-INS SPECIAL MEETING TO BE HELD ON 03/18/13 AT 02:00 P.M. EDT FOR HOLDERS AS OF 12/21/12 * ISSUER CONFIRMATION COPY – INFO ONLY *

1 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

411301104

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100

1. – 01-CHARLES D. BAKER, 02-EDMOND J. ENGLISH, 03-DAVID L. GIUNTA, 04-MARTIN T. MEEHAN

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 03/18/13 FOR HANSBERGER INTERNATIONL VALUE FUND-INS

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A** PROXY STATEMENT

2 –I -S

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE NUMBER(S) OF NOMINEES(S) BELOW.

USE NUMBER ONLY

411301104

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY EDGEWOOD NY 11717

NATIXIS GLOBAL ASSOCIATES ATTN: STEVE WHITWORTH 399 BOYLSTON STREET – 10TH FLOOR BOSTON, MA 02116

FOR

VIF11H